UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 6, 2018

AMCON DISTRIBUTING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7405 Irvington Road, Omaha NE 68122
(Address of principal executive offices and zip code)

402-331-3727 Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2018, Ms. Kathleen M. Evans submitted her resignation as a Director and President of AMCON Distributing Company, which resignation will be effective October 12, 2018.  Ms. Evans' retirement is not the result of any disagreement with AMCON on any matter relating to its operations, policies or practices. It is anticipated that, for up to three years after the effectiveness of her resignation, Ms. Evans will continue to be available on a consulting basis to assist AMCON and its subsidiaries with the smooth transition of her responsibilities to others and with special projects, although the terms of such continued service have not yet been finalized.

On August 6, 2018, AMCON's Board of Directors appointed Andrew C. Plummer as a Class III member of the Board of Directors, effective October 12, 2018, to serve in that capacity for a term expiring at the annual meeting of stockholders following AMCON's 2020 fiscal year and until his successor is duly elected and qualified or until his earlier resignation or removal. On August 6, 2018, AMCON's Board of Directors also appointed Mr. Plummer to serve as President and Chief Operating Officer of AMCON, in addition to the position he presently holds as AMCON's Chief Financial Officer. There is no arrangement or understanding between Mr. Plummer and any other person pursuant to which he was selected as a director or officer.

Andrew C. Plummer has served as AMCON's Chief Financial Officer and Secretary since January 2007. From 2004 to 2007, Mr. Plummer served AMCON in various roles including Acting Chief Financial Officer, Corporate Controller, and Manager of SEC Compliance. Prior to joining AMCON in 2004, Mr. Plummer practiced public accounting, primarily with the accounting firm Deloitte and Touche, LLP (now Deloitte). The conclusion that Mr. Plummer should serve on AMCON's Board of Directors is founded on his experience in operations and financial matters, as well as his lengthy service in the distribution industry.

The information in this report (including any exhibits) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information set forth in this report (including any exhibits) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY (Registrant)

Dated: August 8, 2018	By:	/s/ Andrew C. Plummer
Andrew C. Plummer
Vice President & Chief Financial Officer

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